CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

Exhibit 10.5
CHANGE ORDER FORM

PROJECT NAME: Driftwood LNG Phase 2 OWNER: Driftwood LNG LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: 10 November 2017	CHANGE ORDER NUMBER: CO-002 DATE OF CHANGE ORDER: July 18, 2019

The Agreement between the Parties listed above is changed as follows:

Per Article 6.1B of the Phase 2 EPC Agreement, Parties agree to modify the scope of work and contract terms as detailed below:

I.	STRUCTURAL STEEL

A.	Scope Adjustments
The Parties agree that the design of the structural steel members of the Facility [***].

B.	EPC Agreement Terms Modifications
The Parties agree that Section 1.7 of Attachment 7 of the Phase 2 EPC Agreement is modified (red text are additions and strikethrough text are deletions) as follows to the extent that it applies to the scope described in Exhibit D Phase 2 Scope Trend #S2-0006 [***].

“Contractor shall use those Subcontractors listed below for the specified items of Work. Any deviation from this list or requests to use other Subcontractors for the specified items of Work must be approved in writing in advance by Owner in accordance with Section 2.4 of the Agreement. [***].”

Primary Structural Steel

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]
Secondary Structural Steel

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

[***]

C.	Commercial Impacts

The Parties agree that the Contract Price will be increased by $7,834,000 as full compensation for all changes listed in Section I.A and I.B of this Change Order.

The Parties agree that the Aggregate Provisional Sum will be decreased by $24,147,940 in recognition of the changes listed in Section I.A and I.B of this Change Order.

II.	DREDGING

A.	Scope Adjustments
The Parties have finalized selection of the marine dredging Subcontractor and the execution methodology for dredging and dredge material transport as outlined in Exhibit K Phase 2 Scope Trend #S2-0007 (Dredging).

B.	EPC Agreement Terms Modifications
The Parties agree that the below excerpt of Section 2.2 (Marine Dredging Provisional Sum) of Attachment 31 of the Phase 2 EPC Agreement is modified (red text are additions and strikethrough text are deletions) as follows:

The Aggregate Provisional Sum contains a Provisional Sum of [***] U.S. Dollars (U.S.$[***]) for performance of the marine dredging, the transportation of the dredge material, and the placement of the dredge material in an offsite location (“Marine Dredging Provisional Sum”).  This work is defined in the FEED documentation. The Marine Dredging Provisional Sum is based on an estimated 1,495,000 cubic yards of material to be dredged, transported, and placed.  Dredging is to take place in the LNG berth area, materials offloading facility (MOF) area and pioneer dock areas. The Marine Dredging Provisional Sum includes materials from the dredge program that will either be placed in the beneficial use areas as provided by Owner (material from LNG berths) or placed on-shore for disposal by Contractor (MOF and pioneer dock areas).  The Marine Dredging Provisional Sum includes contouring the berth slopes and all offshore work to excavate/contour the marine berths, and maintenance dredging on the operating marine basin to its design depth prior to handover of the marine facility if necessary. The Marine Dredge Provisional Sum also includes additional direct and indirect costs associated with the implementation, oversight, and tracking of the work contained within this provisional sum.

C.	Commercial Impacts
The Parties agree that the Contract Price will be decreased by $6,764,903 in recognition of the changes listed in Section II.A and II.B of this Change Order and as outlined in Exhibit E (Dredging Provisional Sum Update).

The Parties agree that the Aggregate Provisional Sum will be decreased by $6,381,984 in recognition of the changes listed in Section II.A and II.B of this Change Order and as outlined in Exhibit E (Dredging Provisional Sum Update).

III.	HAZOP/LOPA

A.	Scope Adjustments
The Parties agree the Scope of Work will be adjusted as outlined in Exhibit L Phase 2 Scope Trend #S2-0002 (HAZOP Actions Phase 2).

B.	EPC Agreement Terms Modifications
The Parties agree that the below excerpt of Section 1.2 (HAZOP/LOPA Design Change Provisional Sum) of Attachment 31 of the Phase 2 EPC Agreement is deleted from the Agreement [***] (red text are additions and strikethrough text are deletions) as follows.
~~“ The Aggregate Provisional Sum contains a Provisional Sum of [***] U.S. Dollars (U.S.$[***]) for changes to the Work in connection with execution of HAZOP/LOPA reviews (“HAZOP/LOPA Design Change Provisional Sum”). HAZOP/LOPA reviews typically result in additional costs to Contractor to design, implement, procure, deliver, install, supervise, inspect, preserve and turnover to Owner any additional Work outside of Contractor’s scope defined in the FEED documents. This provisional sum will also include any HAZOP/LOPA reviews for Subcontractor design documentation as applicable. Contractor will implement HAZOP/LOPA resolutions and notify Owner accordingly.~~
~~If the actual amount of HAZOP/LOPA design changes implemented by Contractor is less than the HAZOP/LOPA Design Change Provisional Sum, Owner shall be entitled to a Change Order reducing the Contract Price by such difference and [***] ([***]%) of such difference. If the actual amount of HAZOP/LOPA design changes implemented by Contractor is greater than the HAZOP/LOPA Design Change Provisional Sum, Contractor shall be entitled to a Change Order~~

~~increasing the Contract Price by such difference and [***] ([***]%) of such difference.”~~

C.	Commercial Impacts

The Parties agree that the Contract Price will be decreased by $5,987,355 in recognition of the changes listed in Section III.A and III.B of this Change Order and as outlined in Exhibit F (HAZOP Actions for Phase 2).

The Parties agree that the Aggregate Provisional Sum will be decreased by $10,000,000 in recognition of the changes listed in Section III.A and III.B of this Change Order and as outlined in Exhibit F (HAZOP Actions for Phase 2).

IV.	EXTENSION OF BID VALIDITY

A.	Scope Adjustments
None

B.	EPC Agreement Terms Modifications
The Parties agree that the below excerpt of Article 5.2.C of the Phase 2 EPC Agreement is modified (red text are additions and strikethrough text are deletions) as follows:
1. “In the event Owner fails to issue the NTP in accordance with Section 5.2B by ~~December 31, 2017~~ November 1, 2019, then Contractor shall be entitled to a Change Order…”
2. “In the event Owner fails to issue the NTP in accordance with Section 5.2B by ~~July 1, 2020~~ November 1, 2019, then Contractor shall be entitled to a Change Order…”

C.	Commercial Impacts
In consideration of the impacts discovered during assessment of market escalation from original bid validity, Contractor agrees to offset the commercial impacts of $78,000,000.00 to its own account. The below adjustment represents the remaining impact funded by Owner.

The Parties agree that the Contract Price will be increased by $49,072,000 as full compensation for all changes listed in Section IV.B of this Change Order and as outlined in Exhibit G Scope Summary of Market Price Refresh.

V.	FOREIGN TRADE ZONE

A.	Scope Adjustments
The Parties agree the Scope of Work will be adjusted as outlined in Exhibit N Phase 2 Scope Trend #S2-0010 (Foreign Trade Zone Phase 2).

B.	EPC Agreement Terms Modifications
The Parties agree that the below excerpt of Section 2.3 (Customs, Tariffs, and Duties Provisional Sum) of Attachment 31 of the Phase 2 EPC Agreement is modified (red text are additions and strikethrough text are deletions) as follows. [***].

“The Aggregate Provisional Sum contains a Provisional Sum of [***] U.S. Dollars (U.S. $[***]) for customs, tariffs, and duties arising in connection with the Work (“Customs, Tariffs, and Duties Provisional Sum”). The Customs, Tariffs, and Duties Provisional Sum includes, but is not limited to, applicable customs duty, tariffs, taxes and fees including anti-dumping duties (ADD) and countervailing duties (CVD) assessed by U.S. Customs and Border Protection on Contractor, its Subcontractors and Sub-subcontractors for materials, equipment, components, and modules sourced from outside the United States during plant construction.”

C.	Commercial Impacts
The Parties agree that the Contract Price will be decreased by $453,308 in recognition of the changes listed in Section V.A and V.B of this Change Order.

The Parties agree that the Aggregate Provisional Sum will be decreased by $4,907,248 in recognition of the changes listed in Section V.A and V.B of this Change Order.

VI.	INSURANCE

A.	Scope Adjustments
None

B.	EPC Agreement Terms Modifications
The Parties agree that the below excerpt of Section 2.1 (Insurance Provisional Sum) of Attachment 31 of the Phase 2 EPC Agreement is modified (red text are additions and strikethrough text are deletions) as follows:

“The Aggregate Provisional Sum contains a Provisional Sum of [***] U.S. Dollars (U.S.$ [***]) (“Insurance Provisional Sum”) for the cost of insurance premiums for the insurance required to be provided by Contractor in accordance with Attachment 15 (other than worker’s compensation, employer’s liability insurance and primary Commercial General Liability Insurance) (the “Project Insurances”). Such Insurance Provisional Sum shall be adjusted on an interim basis in accordance with Section 2.1(A) below. Subsequently, the Final Insurance Cost Adjustment outlined in Section 2.1(B) below will further adjust the Contract Price pursuant to a Change Order.”

C.	Commercial Impacts
The Parties agree that the Contract Price will be increased by $10,294,547 in recognition of the changes listed in Section VI.B of this Change Order.

The Parties agree that the Aggregate Provisional Sum will be increased by $10,294,547 in recognition of the changes listed in Section VI.B of this Change Order.

VII.	TAXES

A.	Scope Adjustments
None

B.	EPC Agreement Terms Modifications
Due to change in Section III of this Change Order, the Parties agree that the below excerpt of Section 2.7 (Louisiana Sales and Use Taxes Provisional Sum) of Attachment 31 of the Phase 2 EPC Agreement is modified (red text are additions and strikethrough text are deletions) as follows:

“The Aggregate Provisional Sum contains a Provisional Sum of [***] U.S. Dollars (U.S. $[***]) for Louisiana Sales and Use Taxes arising in connection with the Work (“Louisiana Sales and Use Taxes Provisional Sum”).

C.	Commercial Impacts
The Parties agree that the Contract Price will increase by $224,128 in recognition of the changes listed in Section VII.B of this Change Order.

The Parties agree that the Aggregate Provisional Sum will increase by $224,128 in recognition of the changes listed in Section VII.B of this Change Order.

VIII.	EPC Agreement Term Limit

A.	Scope Adjustments
None

B.	EPC Agreement Terms Modifications
The Parties agree that the below excerpt of Article 16 Section 7 of the Phase 2 EPC Agreement is modified (red text are additions and strikethrough text are deletions) as follows:
“Termination in the Event of Delayed Notice to Proceed. In the event Owner fails to issue the NTP in accordance with Section 5.2B by July 1, ~~2021~~ 2022 (as may be extended by mutual agreement by the Parties), then either Party shall have the right to terminate this Agreement by providing written notice of termination to the other Party, to be effective upon receipt by the other Party. In the event of such termination, Contractor shall have the rights (and Owner shall make the payments) provided for in Section 16.2, except that, in respect of loss of profit, Contractor shall only be entitled to a lump sum equal to U.S.$5,000,000.”

C.	Commercial Impacts
None

IX.	OTHER SCOPE ADJUSTMENTS

A.	Scope Adjustments

1.	The Parties agree the Scope of Work will be adjusted as outlined in Exhibit M Phase 2 Scope Trend #S2-0003 (Warm Startup Phase 2).

2.	The Parties agree the Phase 2 Scope of Work will be adjusted as outlined in Phase 1 Change Order 3 Exhibit T Scope Trend #S1-0102 (Gangway) as it relates to gangway scope description.

3.
The Parties agree the Plant 3 Scope of Work will be adjusted as outlined in Phase 1 Change Order 3 Exhibit U Scope Trend #S1-0106 (Cold Box Thermocouples) as it relates to the Plant 1 scope description only.

4.
The Parties agree the Plant 3 Scope of Work will be adjusted as outlined in Phase 1 Change Order 3 Exhibit V Scope Trend #S1-0131 (Additional Borescope Inspection Connections) as it relates to the Plant 1 scope description only.

B.	EPC Agreement Terms Modifications
None

C.	Commercial Impacts
The Parties agree that the Contract Price will increase by $ 5,987,355 in recognition of the changes listed in Section IX.A.1 to Section IX.A.4 of this Change Order and as outlined in Exhibit J1 (Other Scope Adjustments).
For traceability for the Parties, $2,448,516 of the Contract Price increase in this Change Order is a mutually agreed lump sum adjustment for items IX.A.2-4.

X.	CONTRACT PRICE ADJUSTMENTS

The Parties agree that Article 7, Section 7.1 (Contract Price) of the Phase 2 EPC Agreement is modified (red text are additions and strikethrough text are deletions) as follows:

“As compensation in full to Contractor for the full and complete performance of the Work and all of Contractor’s other obligations under this Agreement, Owner shall pay and Contractor shall accept ~~Two Billion Five Hundred and Fifteen Million Nine Hundred and Eighty Six Thousand Four Hundred and Fifty One U.S. Dollars (U.S.$2,515,986,451~~) Two Billion Five Hundred and Seventy Six Million, One Hundred and Ninety Two Thousand, Nine Hundred and Fifteen U.S. Dollars (U.S. $ 2,576,192,915) and One Hundred and Sixty Six Million Three Hundred and Sixteen Thousand Six Hundred and Fifty-One Euros (€166,316,651) (collectively the “Contract Price”).”

The Parties agree that Attachment 3 (Payment Schedule), Schedule 3-1 (Milestone Payment Schedule USD) of the Phase 2 EPC Agreement is modified by addition of the payment milestones listed in Exhibit A of Driftwood LNG Phase 2 Change Order number CO-002.

The Parties agree that Article 7, Section 7.1.A (Aggregate Provisional Sum) of the Phase 2 EPC Agreement is modified (red text are additions and strikethrough text are deletions) as follows and listed in Exhibit B of Driftwood LNG Phase 2 Change Order number CO-002:

“Aggregate Provisional Sum. The Contract Price includes an aggregate amount of ~~Two Hundred Million One Hundred and Fifty Seven Thousand Nine Hundred and Ten U.S. Dollars (U.S.$200,157,910)~~ One Hundred and Sixty Five Million, Two Hundred and Thirty Nine Thousand, Four Hundred and Thirteen U.S. Dollars (U.S. $ 165,239,413) (the “Aggregate Provisional Sum”) for the Provisional Sums. The scope and values of each Provisional Sum comprising the Aggregate Provisional Sum amount are included in Attachment 31.”

Adjustment to Contract Price
The original Contract Price was	USD 2,515,986,451	EUR 166,316,651
Net change by previously authorized Change Orders (# CO-001)	USD 0	EUR 0
The Contract Price prior to this Change Order was	USD 2,515,986,451	EUR 166,316,651
The Contract Price will be ~~(increased)~~ (decreased) ~~(unchanged)~~
by this Change Order in the amount of	USD 60,206,464	EUR 0
The new Contract Price including this Change Order will be	USD 2,576,192,915	EUR 166,316,651

The Aggregate Provisional Sum prior to this Change Order was	USD 200,157,910	EUR 0
The Aggregate Provisional Sum will be decreased	USD (34,918,497)	EUR 0
by this Change Order in the amount of
The new Aggregate Provisional Sum	USD 165,239,413	EUR 0

Adjustments to dates in Project Schedule:

The following dates are modified: N/A

Adjustment to other Changed Criteria: N/A

Adjustment to Payment Schedule: Yes. See Exhibit A

Adjustment to Provisional Sums: Yes. See Exhibit B

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: AP Contractor HC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Howard Candelet	/s/ Andrey Polunin
Owner	Contractor
Howard Candelet	Andrey Polunin
Name	Name
SVP Projects, President Driftwood LNG	Senior Vice President
Title	Title
24th July 2019	18 July 2019
Date of Signing	Date of Signing